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                                                                    EXHIBIT 10.3




                    PIONEER SECURITY LIFE INSURANCE COMPANY

                      THIRD AMENDMENT TO SURPLUS DEBENTURE

This Third Amendment applies to the Pioneer Security Life Insurance Company, a Texas corporation, Surplus Debenture issued and held by American-Amicable Holdings Corporation, a Delaware corporation, dated August 31, 1994 in the original principal amount of $73,000,000, as amended May 17, 1996 and January 1, 1997 (the "Debenture").

1. The second paragraph of the Debenture is hereby amended in its entirety to read as follows:

      "Interest on this Surplus Debenture will be payable each quarter on the day in which Pioneer Security's financial statements are finalized for the prior quarter (each, an "interest Payment Date") and continuing until the entire principal amount of this Surplus Debenture is paid in full. Both principal and interest on this Surplus Debenture will be due and payable in the following manner at the offices of Holdings:"

2. The schedule set forth in Item "4" of the Debenture is hereby amended in its entirety to read as follows:

      "Each quarter on the day in which Pioneer Security's financial statements are finalized for the prior quarter:


      Payment Date           Principal Amount Each Date
      ------------           --------------------------

          1995                      $1,000,000
          1996                      $1,250,000
          1997                      $1,500,000
          1998                      $1,875,000
          1999                      $1,875,000
          2000                      $2,500,000
          2001                      $5,000,000
          2002                      $3,250,000


3. This Amendment is a revision only, and not a novation. Except as otherwise provided, all of the terms and conditions of the Debenture shall remain in full force and effect.

4. This Amendment shall not become effective until approved by the Texas Department of Insurance.

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Effective May 14, 1997                  PIONEER SECURITY LIFE INSURANCE COMPANY


                                        By: /s/ Ross A. Marrazzo
                                            --------------------------
                                             Ross A. Marrazzo
                                             Vice President-Regulatory
                                              and Corporate Compliance


Accepted:

AMERICAN-AMICABLE HOLDINGS CORPORATION

By: /s/  Charles H. Lubochinski
    --------------------------------
      Charles H. Lubochinski
      Vice President

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